                                                                 (23)(d)(iii)(b)


                                   SCHEDULE A
                           AS REVISED AUGUST 15, 2002
                                       TO
                               ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                     ROXBURY CAPITAL MANAGEMENT CORPORATION


                           WT Large Cap Growth Series
                                 Mid Cap Series

                                   SCHEDULE B
                           AS REVISED AUGUST 15, 2002
                                       TO
                               ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                     ROXBURY CAPITAL MANAGEMENT CORPORATION

                                  FEE SCHEDULE


                                                   ANNUAL FEE AS A % OF
PORTFOLIO                                        AVERAGE DAILY NET ASSETS
---------                                        ------------------------
WT Large Cap Growth Series               .55% of the Series' first $1 billion of
                                         average daily net assets; .50% of the
                                         Series' next $1 billion of average daily
                                         net assets; and .45% of the Series'
                                         average daily net assets over $2 billion.

Mid Cap Series                           .75% of the Series' first $1 billion of
                                         average daily net assets; 0.70% of the
                                         Series' next $1 billion of average daily
                                         net assets' and 0.65% of the Series'
                                         average daily net assets over $2 billion.